SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 17, 2003
                       ---------------------------------
                       (Date of earliest event reported)


                                    Citicorp
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




       Delaware                     1-5738                   06-1515595
--------------------------------------------------------------------------------
 (State or other juris-          (Commission               (IRS Employer
diction of incorporation)        File Number)           Identification Number)



  399 Park Avenue, New York, New York                        10043
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
       ------------------------------------------------------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three-month periods ended March 31, 2003 and March 31, 2002. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated April 14, 2003. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME       CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                                          First Quarter
                                                 ------------------------------
                                                     2003                2002
                                                 ------------------------------
INTEREST REVENUE
Loans, including Fees                             $ 9,428             $ 9,131
Deposits with Banks                                   263                 275
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell                 92                 108
Investments, including Dividends                    1,204                 962
Trading Account Assets                                368                 534
Loans Held-For-Sale                                   257                 292
                                                 ------------------------------
                                                   11,612              11,302
                                                 ------------------------------

INTEREST EXPENSE
Deposits                                            1,880               1,851
Trading Account Liabilities                            11                  13
Purchased Funds and Other Borrowings                  525                 697
Long-Term Debt                                        937                 983
                                                 ------------------------------
                                                    3,353               3,544
                                                 ------------------------------

NET INTEREST REVENUE                                8,259               7,758
                                                 ------------------------------
POLICYHOLDER BENEFITS AND CLAIMS                      148                 140
PROVISION FOR CREDIT LOSSES                         2,052               2,559
                                                 ------------------------------
  TOTAL BENEFITS, CLAIMS, AND                       2,200               2,699
   CREDIT LOSSES                                 ------------------------------
NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES               6,059               5,059
                                                 ------------------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                                2,703               2,832
Foreign Exchange                                      907                 545
Trading Account                                       (17)                438
Investment Transactions                               112                  10
Other Revenue                                       1,324                 838
                                                 ------------------------------
                                                    5,029               4,663
                                                 ------------------------------

OPERATING EXPENSE
Salaries                                            2,589               2,306
Employee Benefits                                     579                 484
                                                 ------------------------------
  Total Employee - Related Expenses                 3,168               2,790
Net Premises and Equipment                            874                 777
Restructuring-Related Items                           (12)                 46
Other Expense                                       2,466               2,328
                                                 ------------------------------
                                                    6,496               5,941
                                                 ------------------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST                                          4,592               3,781
INCOME TAXES                                        1,437               1,296
MINORITY INTEREST, NET OF INCOME TAXES                 38                  19
                                                 ------------------------------

NET INCOME                                        $ 3,117             $ 2,466
                                                 ==============================

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CITICORP
                                             (Registrant)


                                             By: /s/ William P. Hannon
                                                --------------------------
                                                     William P. Hannon
                                                     Controller



Dated:  April 17, 2003